FINANCIAL CONSULTING SERVICES AGREEMENT


THIS FINANCIAL CONSULTING SERVICES AGREEMENT (this "Agreement") is entered into as of September 8, 2003 by and between Sargon Capital, Inc., a Nevada Corporation (the "Consultant"), and SinoFresh HealthCare, Inc. (the "Company").

WHEREAS, The Company desires to be assured of the association and services of the Consultant in order to avail itself of the Consultant's experience, skills, abilities, knowledge, and, background to facilitate long range strategic planning and to advise the Company in business and/or financial matters and is therefore willing to engage the Consultant upon the terms and conditions set forth herein;

WHEREAS, The consultant agrees to be engaged and retained by the Company and, upon the terms and conditions set forth herein.

WHEREAS, The company desires to engage the services of the Consultant in the capacity of financial advisor for the purpose of identifying and assisting the Company in obtaining funding for the expansion of its operations.

NOW, THEREFORE in consideration of the premises and the covenants, agreements and obligations set forth herein and for other good and. valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

1. CONSULTING SERVICES. The Consultant agrees to provide consulting services to the Company during the term of this Agreement, by preparing and submitting periodic reports to the Company's Board of Directors and upon such terms and to the extent the parties agree from time to time. The nature of services to be provided may include:

         (a)      Updating the Company's business plan and financial models;

         (b) Business development assistance including terns of deals and suggestions during negotiations;

         (c) Sales assistance through the development of business models and sales strategy;

         (d) Advice regarding financing, review of proposed term sheets, capitalization planning and, where appropriate participation in negotiations with prospective investors;

         (e) Strategic consulting regarding high level product planning, market development, marketing and public relations planning;

         (f) Consulting on corporate structure, employee stock option structure, warrant arrangements and intellectual property planning;

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         (g)      Introductions   to  strategic   partners  and  other  alliance
                  candidates;

         (h) Introductions to prospective customers for the Company's products or services; and

         (i) Participation and attendance at meeting with the Company's Board of Directors, management, customers, strategic partners and financing allies, as requested by the Company,

2. TERM. The term of this Agreement shall commence as of the date hereof and shall be effective a period for thirty six (36) months (the "Term"). The irrevocable term of this Agreement is binding on both parties. This agreement may be extended under the same terms by mutual agreement between the consultant and the Company.

3. DIRECTION, CONTROL AND COORDINATION. The Consultant shall perform its consulting services under the direction and with the approval of the Company's Chief Executive Officer.

4. DEDICATION OF RESOURCES. The Consultant shall devote such time, attention and energy as is necessary perform and discharge the duties and responsibilities under this Agreement in an efficient trustworthy, and businesslike manner, The Company acknowledges that the Consultant has other duties outside of its duties under this Agreement.

5. STANDARD OF PERFORMANCE. The Consultant shall use its best reasonable efforts to perform its consulting services as an advisor to the Company in a. professional, efficient and effective manner. The Consultant shall perform its consulting services in conjunction and cooperation with the Company, and with the Company's concurrence as appropriate and necessary.

6. COMPENSATION. SinoFresh HealthCare, Inc. shall pay the Sargon Capital, Inc. a monthly non-refundable consulting fee of $8,000.00 per month in advance, payable on the first day of each month. In addition to the consulting fee, Sargon Capital, Inc. shall be entitled to incentive cash compensation equal to 0.50% of the gross revenue per year and .67% of the net earnings before depreciation) taxes, and interest. "Gross Revenue" shall be the gross sales of the Company after cost of goods sold) determined in accordance with generally, accepted accounting practices by the Company's Board of Directors. The incentive pay shall be paid on a quarterly basis.

7. EXPENSES. The Company will reimburse Consultant, upon request from time to time, or its reasonable out-of-pocket expenses incurred in connection with Consultant's activities under this agreement. Additionally, upon request by Consultant the Company will directly secure and pay for reasonable out-of-pocket travel related expenses necessary for Consultant to perform its duties under this agreement. The Company must approve any expense exceeding $500.00 in advance.

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8.       CONFIDENTIAL  INFORMATION.  The Consultant  recognizes and acknowledges that by reason of its perform of its services and duties to the Company (both during the Term and before or after it) it has had and will continue to have access to confidential information of the Company and
         its  affiliates,   including,   without  limitation,   information  and
         knowledge  pertaining  to products  and services  offered,  inventions.
         innovations,   designs,   ideas,  plans,  trade  secrets,   proprietary
         information, advertising, distribution and sales methods and systems, and relationships between the Company and its affiliates and customers, clients, suppliers and others who have business dealings with the Company and its affiliates ("Confidential Information"). The Consultant acknowledges that such Confidential Information is a valuable and unique asset and covenants that it will not, either during or for five years after the term of this Agreement, disclose my such Confidential Information to any person for any reason whatsoever or use such Confidential Information (except as its duties hereunder may require) without the prior written authorization of the Company, unless such information is in the public domain through no fault of the Consultant or except as may be required by law. Upon the Company's request, the Consultant will return all tangible materials containing Confidential Information to the Company.

9. RELATIONSHIP. This agreement does not create, and shall not be construed to create, any joint venture or partnership between the parties. No officer, employee, agent, servant, or independent contractor of the Consultant nor their affiliates shall at any time be deemed to be an employee, agent, servant, or broker of the Company for any purpose whatsoever solely as result or this Agreement, and the Consultant shall have no right or authority to assume or create any obligation or liability, express or implied, on the Company's behalf, or to bind the Company in any manner or thing whatsoever.

10. NOTICES. Any once required or desired to be given under this Agreement shall be in writing and shall be deemed given when personally delivered or sent by certified or registered mail to the following addresses, or such other address as to which one party may have notified the other in such manner:

         If to the Company:                David Otto
                                           SinoFresh HealthCare, Inc.
                                           900 Fourth Ave, Suite 3140
                                           Seattle, WA 98164

         If to Consultant:                 Michael W. Hawkins
                                           Sargon Capital, Inc.
                                           7820 S. Holiday Drive
                                           Sarasota, FL 34231


11. APPLICABLE LAW. The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of Florida.



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    12.    SEVERABLITY.  The  invalidity  or  unenforceability  of any provision hereof shall in no way affect the validity or enforceability of any other provisions of this Agreement.

    13. WAIVER OF BREACH. The waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a wavier of any subsequent breach by such party. No waiver shall be valid unless in writing and signed by an authorized officer of the Company or the Consultant.

    14. BINDING EFFECT. This Agreement shall be binding upon the parties and their respective personal representatives, successors and assigns.

    15. ENTIRE AGREEMENT AND CHANGES. This Agreement contains the entire understanding of the parties with respect to its subject matter, It may not be changed ora1ly but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought

    16. COUNTERPARTS. This Agreement may be executed in counterparts each of which shall constitute an original document, and both of which together shall constitute the same document.






                             SIGNATURE PAGE FOLLOWS


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         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

         SINOFRESH HEALTHCARE, INC,

          By:  _____________________________
                   Andrew M. Badolato

          Title: Vice President of Corporate Finance

          Date:  September 8, 2003



          Sargon Capital, Inc.




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          Michael W. Hawkins, Director